DIRECT COSTS (Tables)	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Disclosure of direct costs
Direct costs include all attributable expenses to revenue generating activities except interest, taxes and fair value changes, and primarily relate to cost of sales, depreciation and amortization, and compensation. The following table lists direct costs for 2025 and 2024 by nature:

FOR THE YEARS ENDED DEC. 31 (MILLIONS)	2025	2024
Cost of sales[1]	$28,351	$40,124
Depreciation and amortization	10,379	9,737
Compensation	9,032	9,410
Selling, general and administrative expenses	5,131	4,932
Property taxes, sales taxes and other	4,080	3,733
	$56,973	$67,936